SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2011

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

(d) This Current Report on Form 8-K/A updates information reported on Form 8-K, filed on May 12, 2011, in which IBERIABANK Corporation (the “Company”) disclosed voting results from its Annual Meeting of Shareholders held on May 6, 2011, including the vote of the Company’s shareholders on a non-binding advisory resolution regarding the frequency of future advisory votes on the compensation of named executive officers.

On July 18, 2011, upon the recommendation of the Compensation Committee, the Board of Directors of the Company approved holding future non-binding advisory votes on executive compensation annually, consistent with the recommendation of the Board of Directors and the preference of the Company’s shareholders, as represented by their votes at the 2011 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: July 18, 2011	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

3